UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2016, Isle of Capri Casinos, Inc. (the “Company”) announced that Virginia McDowell, president and chief executive officer, will retire from the Company and the board of directors, effective April 27, 2016.  Ms. McDowell’s decision to retire from the board of directors is not because of any disagreement with the Company.

Upon her retirement, Eric L. Hausler, the Company’s chief financial officer, will succeed Ms. McDowell as chief executive officer, and Arnold L. Block, the Company’s chief operating officer, will become president and chief operating officer.  Michael A. Hart, the Company’s vice president, treasury and risk, will be promoted to senior vice president, accounting and treasury and will serve as the Company’s principal financial officer overseeing the Company’s financial and accounting affairs.  The board of directors does not presently intend to fill the vacancy created by Ms. McDowell’s retirement from the board.

The appointments are subject to customary regulatory approvals.

Mr. Hausler, age 46, was named chief financial officer in July 2014.  Prior to that, he served as chief strategic officer from 2011 to 2014 and senior vice president, strategic initiatives from 2009 to 2011.

Mr. Block, age 68, was named chief operating officer in June 2011.  Prior to that, from December 2008 to June 2011, Mr. Block was senior vice president, Isle operations.

Mr. Hart, age 39, was named vice president, treasury and risk management in 2009.  Prior to that, from 2007 to 2009, he was controller of special projects.  Mr. Hart is a certified public accountant.

Item 7.01. Regulation FD Disclosure.

On January 14, 2016, the Company issued a press release (the “Press Release”) announcing certain of the matters described above.  A copy of the Press Release is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: January 14, 2016	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued January 14, 2016